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                            PRUDENTIAL MUTUAL FUNDS

                Prudential Short-Term Corporate Bond Fund, Inc.

                        Supplement dated April 2, 2002
           Statement of Additional Information Dated March 28, 2002


   The following replaces page B-28 in its entirety:


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   The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 2001 to the Independent Directors. The table also shows aggregate compensation paid to those Directors for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2001.

                              Compensation Table

                                                                     Total 2001
                                                                  Compensation From
                                            Pension or Retirement   Fund and Fund
                                Aggregate     Benefits Accrued      Complex Paid
                               Compensation      as Part of        to Independent
Name and Position               From Fund       Fund Expenses         Directors
-----------------              ------------ --------------------- -----------------
Eugene C. Dorsey--Director**..    $1,400            None          $120,833*(16/78)
Delayne Dedrick Gold--Director    $1,425            None          $173,000*(37/89)
Thomas T. Mooney--Director**..    $1,400            None          $164,000*(28/95)
Stephen P. Munn--Director.....    $1,400            None          $114,000*(24/73)
Richard A. Redeker--Director..    $1,400            None          $110,000*(24/73)
Nancy H. Teeters--Director....    $1,400            None          $118,000*(25/72)
Louis A. Weil, III--Director..    $1,413            None          $113,667*(24/73)

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 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.
** Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2001, such compensation was deferred at the election of the Directors, in total or in part, under the Fund's deferred fee agreement. Including accrued interest on amounts deferred through December 31, 2001, total value of compensation for the year amounted to $135,070 and $148,850 for Messrs. Dorsey and Mooney, respectively.

   Directors who are interested do not receive compensation from the Fund or any fund in the Fund Complex and therefore are not shown in the Compensation Table.

   The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2001.

                        Director Share Ownership Table

                             Independent Directors

                                               Aggregate Dollar Range of
                                               Equity Securities in All
                              Dollar Range of    Registered Investment
                             Equity Securities   Companies Overseen By
        Name of Director        in the Fund    Director in Fund Complex
        ----------------     ----------------- -------------------------
        Eugene C. Dorsey            --             ($10,001-$50,000)
        Delayne Dedrick Gold   ($1-$10,000)          over $100,000
        Thomas T. Mooney            --               over $100,000
        Stephen P. Munn             --               over $100,000
        Richard A. Redeker          --               over $100,000
        Nancy H. Teeters            --               ($1-$10,000)
        Louis A. Weil, III          --               over $100,000

                                     B-28